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Exhibit 10.1

MASTER TRANSACTION AGREEMENT

dated as of                        , 2007

between

UNITED ONLINE, INC.

and

CLASSMATES MEDIA CORPORATION

i

ii

MASTER TRANSACTION AGREEMENT

        This Master Transaction Agreement is dated as of            , 2007 by and between United Online, Inc., a Delaware corporation ("UOL"), and Classmates Media Corporation, a Delaware corporation ("CMC"). UOL and CMC are sometimes referred to herein separately as a "Party" and together as the "Parties". Capitalized terms used herein shall have the meanings ascribed to them in ARTICLE IX hereof.

RECITALS

        WHEREAS, UOL is the owner of all the issued and outstanding common stock of CMC;

        WHEREAS, the Parties currently contemplate that CMC will make an initial public offering ("IPO") of its Class A Common Stock (as defined below) pursuant to a Registration Statement on Form S-1 (File No. 333-145397) under the Securities Act of 1933, as amended (the "IPO Registration Statement"); and

        WHEREAS, the Parties intend in this Agreement to set forth the principal arrangements between UOL and CMC regarding the relationship of the Parties from and after the IPO.

        NOW, THEREFORE, in consideration of the foregoing and the terms, conditions, covenants and provisions of this Agreement, UOL and CMC mutually covenant and agree as follows:

ARTICLE I
DOCUMENTS AND ITEMS TO BE
DELIVERED ON OR PRIOR TO THE IPO CLOSING DATE

        Section 1.1    Documents to be Delivered by UOL.    On or prior to the closing of the IPO (the "IPO Closing Date"), UOL will deliver, or will cause its appropriate Subsidiaries to deliver, to CMC all of the following items and agreements:

          (a)   A duly executed Administrative Services Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.2 (the "Administrative Services Agreement");

          (b)   A duly executed Tax Sharing Agreement substantially in the form attached to the IPO Registration Statement as Exhibit 10.3 (the "Tax Sharing Agreement");

          (c)   A duly executed Employee Matters Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.4 (the "Employee Matters Agreement");

          (d)   A duly executed Advertising Sales Representation Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.5 (the "Advertising Sales Representation Agreement");

          (e)   A duly executed Technology Services Agreement, substantially in the form attached to the IPO Registration Statement as Exhibit 10.6 (the "Technology Services Agreement");

          (f)    A duly executed Real Estate Agreement (Woodland Hills, California), substantially in the form attached to the IPO Registration Statement as Exhibit 10.7 (the "Real Estate Agreement (Woodland Hills)");

          (g)   A duly executed Real Estate Agreement (Renton, Washington), substantially in the form attached to the IPO Registration Statement as Exhibit 10.8 (the "Real Estate Agreement (Renton)");

          (h)   A duly executed Real Estate Agreement (San Francisco, California), substantially in the form attached to the IPO Registration Statement as Exhibit 10.9 (the "Real Estate Agreement (San Francisco)"); and

          (i)    Such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

        Section 1.2    Documents to be Delivered by CMC.    On or prior to the IPO Closing Date, CMC will deliver, or will cause its appropriate Subsidiaries to deliver, to UOL all of the following items and agreements:

          (a)   In each case where CMC is a party to any agreement or instrument referred to in Section 1.1, a duly executed counterpart of such agreement or instrument; and

          (b)   Such other agreements, documents or instruments as the Parties may agree are necessary or desirable in order to achieve the purposes hereof.

ARTICLE II
THE IPO AND ACTIONS PENDING THE IPO; DISTRIBUTION

        Section 2.1    Transactions Prior to the IPO.    Subject to the occurrence of the events described in this ARTICLE II, UOL and CMC intend to consummate the IPO and to take, or cause to be taken, the actions specified in this Section 2.1.

          (a)    Registration Statement.    CMC has filed the IPO Registration Statement with the Commission, and intends to file such amendments or supplements thereto as may be necessary in order to cause the same to become and remain effective as required by law or by the underwriters for the IPO (the "Underwriters"), including, without limitation, filing such amendments or supplements to the IPO Registration Statement as may be required by the underwriting agreement to be entered into by and among CMC, UOL and the Underwriters (the "Underwriting Agreement"), by the Commission or by federal, state or foreign securities laws. UOL and CMC also intend to cooperate in preparing, filing with the Commission and causing to become effective a registration statement registering the Class A Common Stock under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and any registration statements or amendments thereof which are required to reflect the establishment of, or amendments to, any employee benefit and other plans necessary or appropriate in connection with the IPO or the other transactions contemplated by this Agreement.

          (b)    Amended and Restated Certificate of Incorporation and Bylaws.    Prior to the consummation of the IPO, UOL and CMC shall take all necessary actions that may be required to provide for the adoption by CMC of the Amended and Restated Certificate of Incorporation of CMC, substantially in the form attached to the IPO Registration Statement as Exhibit 3.1, and the Amended and Restated Bylaws of CMC, substantially in the form attached to the IPO Registration Statement as Exhibit 3.2.

          (c)    Underwriting Agreement.    UOL and CMC shall enter into the Underwriting Agreement, in form and substance reasonably satisfactory to UOL and CMC, as determined by the board of directors of each Party or its authorized designees, as appropriate, and each of UOL and CMC shall comply with its obligations thereunder.

          (d)    Nasdaq Listing.    CMC shall prepare, file and use its reasonable best efforts to make effective an application for listing of the Class A Common Stock to be issued in the IPO on the Nasdaq Global Market ("Nasdaq"), subject to official notice of issuance.

        Section 2.2    Cooperation.    CMC shall consult with, and cooperate in all respects with, UOL in connection with the pricing and marketing, including any roadshow presentations, of the Class A Common Stock to be offered in the IPO and shall, at UOL's direction, promptly take any and all actions necessary or desirable to consummate the IPO as contemplated by the IPO Registration Statement and the Underwriting Agreement.

        Section 2.3    Conditions Precedent to Consummation of the IPO.    The obligations of the Parties to consummate the IPO shall be conditioned on the satisfaction of the following conditions (collectively, the "IPO Conditions"):

          (a)    Registration Statement.    The IPO Registration Statement shall have been declared effective by the Commission, and there shall be no stop-order in effect with respect thereto;

          (b)    Blue Sky.    The actions and filings with regard to applicable securities and blue sky laws of any state (and any comparable laws under any foreign jurisdictions) shall have been taken and, where applicable, have become effective or been accepted;

          (c)    Nasdaq Listing.    The Class A Common Stock to be issued in the IPO shall have been accepted for listing on Nasdaq, subject only to official notice of issuance;

          (d)    Underwriting Agreement.    UOL and CMC shall have entered into the Underwriting Agreement and all conditions to the obligations of UOL, CMC and the Underwriters shall have been satisfied or waived by the party that is entitled to the benefit thereof;

          (e)    Stock Ownership.    UOL shall be satisfied, in its sole discretion, that it will own at least 80.1% of the total voting power of the Voting Stock, and that CMC will have no class of CMC Capital Stock other than the Common Stock outstanding immediately following the IPO;

          (f)    No Legal Restraints.    No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the IPO or any of the other transactions contemplated by this Agreement or any Inter-Company Agreement shall be in effect;

          (g)    Deliveries.    Each Party shall have made the deliveries required pursuant to Section 1.1 and Section 1.2, respectively; and

          (h)    Other Actions.    Such other actions as the Parties hereto may, based upon the advice of counsel, reasonably request to be taken prior to the IPO in order to assure the successful completion of the IPO, shall have been taken.

          CMC shall use its reasonable best efforts to satisfy, or cause to be satisfied, the IPO Conditions, it being understood and acknowledged by the Parties that UOL shall have absolute discretion to proceed with or abandon the IPO.

        Section 2.4    Distribution.

          (a)    Distribution Generally.    At any time after the IPO Closing Date, if UOL, in its sole and absolute discretion, advises CMC that UOL intends to pursue a Distribution, CMC agrees to take all action reasonably requested by UOL to facilitate the Distribution.

          (b)    UOL's Sole Discretion.    UOL shall, in its sole and absolute discretion, determine whether to proceed with all or part of a Distribution, the date of the consummation of the Distribution and all terms of the Distribution, including, without limitation, the form, structure and terms of any transaction(s) and/or offering(s) to effect the Distribution and the timing of and conditions to the consummation of the Distribution. In addition, UOL may at any time and from time to time until the completion of the Distribution, modify or change the terms of the Distribution, including, without limitation, by accelerating or delaying the timing of the consummation of all or part of the Distribution. CMC shall cooperate with UOL in all respects to accomplish the Distribution and shall, at UOL's direction, promptly take any and all actions that UOL deems reasonably necessary or desirable to effect the Distribution. Without limiting the generality of the foregoing, CMC shall, at UOL's direction, cooperate with UOL, and execute and deliver, or use its reasonable best efforts to cause to have executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and make all filings with, and obtain all consents, approvals or authorizations of, any domestic or foreign governmental or regulatory authority requested by UOL in order to consummate and make effective the Distribution. If, in connection with any Distribution, UOL makes a request for a Demand Registration, the terms and the conditions set forth in ARTICLE IV hereof shall govern.

ARTICLE III
COVENANTS AND OTHER MATTERS

        Section 3.1    Other Agreements.    UOL and CMC agree to execute or cause to be executed by the appropriate parties and deliver, as appropriate, such other agreements, instruments and other documents as may be necessary or desirable in order to effect the purposes of this Agreement and the Inter-Company Agreements.

        Section 3.2    Inter-Company Debt.    CMC shall repay certain notes payable to UOL representing a principal amount of $50.0 million (the "Promissory Notes"), including accrued interest, as described under the caption "Use of Proceeds" in the IPO Registration Statement.

        Section 3.3    Further Instruments.    At the request of CMC and without further consideration, UOL will execute and deliver, and will cause its applicable Subsidiaries to execute and deliver, to CMC such instruments of transfer, conveyance, assignment, substitution and confirmation and take such action as CMC may reasonably deem necessary or desirable in order to transfer, convey and assign to CMC and confirm CMC's title to any assets, rights and other things of value used in the operation of the CMC Business on or prior to the IPO Closing Date and to be transferred or licensed to CMC pursuant to this Agreement, the Inter-Company Agreements or any document referred to therein, to put CMC in actual possession and operating control thereof and to permit CMC to exercise all rights with respect thereto (including, without limitation, rights under contracts and other arrangements as to which the consent of any third party to the transfer thereof shall not have previously been obtained). Any such assets, rights or other things of value not reflected on the CMC Balance Sheet (other than all assets, rights and other things of value used in the operation of the CMC Business on or prior to the IPO Closing Date that (i) were acquired after the date of the CMC Balance Sheet and that would be reflected in a CMC balance sheet as of the date of such acquisition, if such balance sheet was prepared using the same principles and accounting policies under which the CMC Balance Sheet was prepared or (ii) should have been reflected in the CMC Balance Sheet but are not reflected in the CMC Balance Sheet due to mistake or unintentional omission, which assets, rights and other things of value will be transferred, conveyed and assigned to CMC, at no charge to CMC, in accordance with the preceding sentence) shall only be transferred against payment by CMC to UOL or its applicable Subsidiary of an amount equal to the book value thereof. Except as otherwise required by the Inter-Company Agreements, UOL shall not be under any obligation to transfer any assets, rights or other things of value used in the operation of the CMC Business and not on the CMC Balance Sheet that are also used in the operation of the UOL Business; provided that the respective rights of the Parties with respect to any assets, rights or things of value that are addressed by the Inter-Company Agreements shall be as set forth in the Inter-Company Agreements. At the request of UOL and without further consideration, CMC will execute and deliver, and will cause its applicable Subsidiaries to execute and deliver, to UOL such instruments, assumptions, novations, undertakings, substitutions or other documents and take such other action as UOL may reasonably deem necessary or desirable in order to have CMC fully and unconditionally assume and discharge the CMC Liabilities. Nothing in this Section 3.3 shall be deemed a conveyance or transfer of intellectual property rights, and no license under any UOL patent or other intellectual property right is granted or conveyed hereby. Except as hereinabove provided, neither UOL nor CMC shall be obligated, in connection with the foregoing, to expend money other than reasonable out-of-pocket expenses, attorneys' fees and recording or similar fees, unless reimbursed by the other Party. Furthermore, each Party, at the request of the other Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

        Section 3.4    Treatment of Shared Contracts.    Unless the Parties otherwise agree, any contract that is (a) part of the CMC Business but inures in whole or in part to the benefit or burden of any member of the UOL Group, or (b) part of the UOL Business but inures in whole or in part to the benefit or burden of any member of the CMC Group (each, a "Shared Contract"), shall be assigned or sublicensed in whole or in part to the applicable member(s) of the applicable Group, if so assignable or sublicensable, or appropriately amended prior to, on or after the date hereof, so that each Party or the members of their respective Groups shall be entitled to the rights and benefits, and shall assume the related portion of any Liabilities, inuring to their respective businesses; provided that (x) in no event shall any member of any Group be required to assign or sublicense (or amend) any Shared Contract in its entirety or to assign or sublicense a portion of any Shared Contract which is not assignable or sublicensable (or cannot be amended) by its terms (including any terms imposing consents or conditions on an assignment or sublicense where such consents or conditions have not been obtained or fulfilled) and (y) if any Shared Contract cannot be so partially assigned or sublicensed by its terms or otherwise, or cannot be amended or if such assignment, sublicense or amendment would impair the benefit the parties thereto derive from such Shared Contract, the Parties shall, and shall cause each of their respective Subsidiaries to, take such other reasonable and permissible actions to cause CMC or UOL, as the case may be, to receive the benefit of that portion of each Shared Contract that is part of the CMC Business or the UOL Business, as the case may be (in each case, to the extent so related), as if such Shared Contract had been assigned or sublicensed to (or amended to allow) such member of the applicable Group pursuant to this Section 3.4 and to bear the burden of the corresponding Liabilities (including any Liabilities that may arise by reason of such arrangement) as if such Liabilities had been assumed by a member of the applicable Group pursuant to this Section 3.4. Nothing in this Section 3.4 shall require any member of either the CMC Group or the UOL Group to make any material payment (except to the extent advanced, assumed or agreed in advance to be reimbursed by any member of the other Group), incur any material obligation or grant any material concession for the benefit of any member of the other Group to effect any transaction contemplated by this Section 3.4.

        Section 3.5    Agreement for Exchange of Information.

          (a)    Generally.    During the period from the IPO Closing Date until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter to the extent reasonably required, each of UOL and CMC agrees to provide, or cause to be provided, to the other, as soon as reasonably practicable after written request therefor, all reports and other Information regularly provided by one Party to the other prior to the IPO Closing Date and any Information in the possession or under the control of such Party that the requesting Party reasonably needs, (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party (including under applicable securities laws) by a Governmental Authority having jurisdiction over the requesting Party, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation or other similar requirements, (iii) to comply with its obligations under this Agreement or any Inter-Company Agreement, (iv) for the preparation of financial statements or completing a financial statement audit or (v) as reasonably necessary to conduct the ongoing businesses of UOL or CMC, as the case may be; provided that in the event that any Party determines that any such provision of Information could be commercially detrimental, violate any law or agreement or waive any Privilege, the Parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence. Each of UOL and CMC agree to make their respective personnel available to discuss the Information exchanged pursuant to this Section 3.5.

          (b)    Accounting and Finance Services.    Except as otherwise provided in the Administrative Services Agreement, following the IPO Closing Date, each Party shall maintain in effect at its own cost and expense adequate systems and controls for its business to the extent necessary to enable the other Party to satisfy its reporting, tax return, accounting, audit and other obligations. After the expiration of UOL's obligations to provide accounting and finance services pursuant to the Administrative Services Agreement, CMC shall be solely responsible for its obligations under this Section 3.5(b).

          (c)    Ownership of Information.    Except as otherwise required by the Inter-Company Agreements, any Information owned by a Party that is provided to a requesting Party pursuant to this Section 3.5 shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

          (d)    Record Retention.    To facilitate the possible exchange of Information pursuant to this Section 3.5 and other provisions of this Agreement and the Inter-Company Agreements, after the IPO Closing Date, each Party agrees to use its reasonable best efforts to retain all Information in its respective possession or control substantially in accordance with its respective record retention policies and/or practices as in effect on the IPO Closing Date. However, except as set forth in the Tax Sharing Agreement, at any time after the IPO Closing Date, each Party may amend its respective record retention policies at such Party's discretion; provided that if a Party desires to effect the amendment within three (3) years after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), the amending Party must give thirty (30) days prior written notice of such change in the policy to the other Party to this Agreement. No Party will destroy, or permit any of its Subsidiaries to destroy, any Information which the other Party may have the right to obtain pursuant to this Agreement (other than Information that is permitted to be destroyed under the respective record retention policies of each Party) prior to the seventh anniversary of the date hereof without first notifying the other Party of the proposed destruction and giving the other Party the opportunity to take possession or make copies of such Information prior to such destruction. No Party shall have any liability to any other Party if any Information is destroyed or lost after the relevant Party has complied with the provisions of this Section 3.5(d).

          (e)    Accuracy of Information.    Each Party will use its reasonable best efforts to ensure that Information provided to the other Party hereunder is accurate and complete.

          (f)    Other Agreements Providing For Exchange of Information.    The rights and obligations granted under this Section 3.5 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of Information set forth in this Agreement and any Inter-Company Agreement.

          (g)    Production of Witnesses; Records; Cooperation.    Except in the case of a legal or other proceeding by one Party against the other Party, each Party hereto shall use its reasonable best efforts to make available to each other Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of such Party as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any legal, administrative or other proceeding in which the requesting Party may from time to time be involved, regardless of whether such legal, administrative or other proceeding is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all costs and expenses in connection therewith.

        Section 3.6    Auditors and Audits; Financial Statements; Accounting Matters.    Each Party agrees that:

          (a)    Selection of Auditors.

              (i)  Until the first UOL fiscal year end occurring after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), CMC shall use its reasonable best efforts to select the independent certified public accountants used by UOL ("UOL Auditors" and, for the avoidance of doubt, should UOL at any time change the accounting firm serving as its independent certified public accountants, "UOL Auditors" shall thereafter mean the new firm serving as UOL's independent certified public accountants) to serve as the independent certified public accountants for CMC and its Subsidiaries ("CMC Auditors") for purposes of providing an opinion on CMC's consolidated financial statements; provided that CMC Auditors may be different from UOL Auditors if necessary to comply with applicable laws regarding auditor independence and qualifications; provided further that CMC shall not take any actions, and shall use its reasonable best efforts to cause its directors, officers and employees not to take any actions, that could reasonably be expected to require CMC to engage auditors other than UOL Auditors. The foregoing shall not be construed after CMC conducts an IPO so as to unlawfully limit any responsibility of the audit committee of CMC's board of directors, pursuant to Rule 10A-3(b)(2) of the Exchange Act, to appoint, compensate, retain and oversee the work of CMC Auditors.

             (ii)  Until the first UOL fiscal year end occurring after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), CMC shall provide UOL with as much prior notice as reasonably practical of any change in CMC Auditors for purposes of providing an opinion on its consolidated financial statements.

          (b)    Audit Personnel.    Until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter to the extent such information and cooperation is necessary for the preparation of financial statements or completing a financial statement audit, CMC shall authorize CMC Auditors to make available to UOL Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of CMC and work papers related to the annual audits and quarterly reviews of CMC, in all cases within a reasonable time prior to CMC Auditors' opinion date, so that UOL Auditors are able to perform the procedures they consider necessary to take responsibility for the work of CMC Auditors as it relates to UOL's financial statements, all within sufficient time to enable UOL to meet its timetable for the printing, filing and public dissemination of UOL's annual and quarterly statements. Similarly, UOL shall authorize UOL Auditors to make available to CMC Auditors both the personnel who performed or will perform the annual audits and quarterly reviews of UOL and work papers related to the annual audits and quarterly reviews of UOL, in all cases within a reasonable time prior to UOL Auditors' opinion date, so that CMC Auditors are able to perform the procedures they consider necessary to take responsibility for the work of UOL Auditors as it relates to CMC's financial statements, all within sufficient time to enable CMC to meet its timetable for the printing, filing and public dissemination of CMC's annual and quarterly financial statements.

          (c)    Auditors' Opinions and Consents.    Until the first UOL fiscal year end occurring after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, CMC shall use its reasonable best efforts to enable CMC Auditors to complete their audit such that they will date their opinion on CMC's audited annual financial statements on the same date that UOL Auditors date their opinion on UOL's audited annual financial statements, and to enable UOL to meet its timetable for the printing, filing and public dissemination of UOL's annual financial statements. CMC will use its reasonable best efforts to cause CMC Auditors to consent to any reference to them as experts in any UOL public filings required under any law, rule or regulation.

          (d)    Annual and Quarterly Financial Statements.    Until the first UOL fiscal year end occurring after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), CMC shall not change its fiscal year end and, until the first UOL fiscal year end occurring after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter to the extent necessary for the purpose of preparing financial statements or completing a financial statement audit, shall provide to UOL on a timely basis all Information that UOL reasonably requires to meet its schedule for the preparation, printing, filing and public dissemination of UOL's annual, quarterly and monthly financial statements. Without limiting the generality of the foregoing, CMC will provide all required Information with respect to CMC to CMC Auditors in a sufficient and reasonable time and in sufficient detail to permit CMC Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to UOL Auditors with respect to Information to be included or contained in UOL's annual, quarterly and monthly financial statements. Similarly, UOL shall provide to CMC on a timely basis all Information that CMC reasonably requires to meet its schedule for the preparation, printing, filing and public dissemination of CMC's annual, quarterly and monthly financial statements. Without limiting the generality of the foregoing, UOL will provide all required Information with respect to UOL and its Subsidiaries to CMC Auditors in a sufficient and reasonable time and in sufficient detail to permit CMC Auditors to take all steps and perform all reviews necessary to provide sufficient assistance to CMC Auditors with respect to Information to be included or contained in CMC's annual, quarterly and monthly financial statements. CMC will file its annual and quarterly financial statements with the Commission on the same date that UOL files the UOL annual and quarterly financial statements with the Commission unless otherwise required by applicable law.

          (e)    Cooperation on UOL Public Filings.    Until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), unless otherwise required by law, rule or regulation, CMC will not publicly release any financial or other information which conflicts with the information with respect to any CMC Group member or the CMC Business that is included in any UOL public filing without UOL's prior written consent. Prior to the filing or release thereof, UOL will provide CMC with a draft of any portion of a UOL public filing containing information relating to the CMC Group and will give CMC an opportunity to review such information and comment thereon.

          (f)    Certifications and Attestations.

              (i)  Until the first UOL fiscal year end occurring after the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter to the extent necessary for the timely filing by UOL of annual and quarterly reports under the Exchange Act or in connection with any investigations of prior periods, CMC shall cause its principal executive officer and principal financial officer to provide to UOL on a timely basis and as reasonably requested by UOL

    (A) any certificates requested as support for the certifications and attestations required by Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 to be filed with such annual and quarterly reports, (B) any certificates or other written Information which such principal executive officer or principal financial officer received as support for the certificates provided to UOL and (C) a reasonable opportunity to discuss with such principal financial officer and other appropriate officers and employees of CMC any issues reasonably related to the foregoing.

             (ii)  For so long as UOL is providing accounting and financial services pursuant to the Administrative Services Agreement, and thereafter to the extent necessary for the timely filing by CMC of annual and quarterly reports under the Exchange Act or in connection with any investigations of prior periods, UOL shall cause its appropriate officers and employees to provide to CMC on a timely basis and as reasonably requested by CMC (A) any certificates requested as support for the certifications and attestations required by Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 to be filed with such annual and quarterly reports, (B) any certificates or other Information which such appropriate officers and employees received as support for the certificates provided to CMC and (C) a reasonable opportunity to discuss with such appropriate officers and employees any issues reasonably related to the foregoing.

          (g)    Press Releases and Earnings Releases.    Until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), CMC and UOL will consult with one another as to the timing of their annual and quarterly earnings releases and any content, including interim financial guidance for a current or future period, and will give each other the opportunity to review the information therein relating to the CMC Group and to comment thereon. CMC and UOL will use reasonable efforts to issue their respective annual and quarterly earnings releases at approximately the same time on the same date.

          (h)    Compliance With Laws, Policies and Regulations.    Until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and unless required otherwise by law, rule or regulation, CMC shall comply with all financial accounting and reporting rules, policies and directives of UOL, to the extent such rules, policies and directives have been previously communicated to CMC, and fulfill all timing and reporting requirements applicable to UOL's Subsidiaries that are consolidated with UOL for financial statement purposes. Without limiting the foregoing, CMC shall comply with all financial accounting and reporting rules and policies, and fulfill all timing and reporting requirements, under applicable federal securities laws and Nasdaq rules. CMC shall not be deemed to be in breach of its obligations set forth in this provision to the extent that CMC is unable to comply with such obligations as a result of the actions or inactions of UOL.

          (i)    Access to Books and Records.    Until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter to the extent such information and cooperation is necessary for the preparation of financial statements or completing a financial statements audit, all governmental audits are complete and the applicable statute of limitations for tax matters has expired, CMC shall provide UOL's internal auditors, counsel and other designated representatives of UOL access during normal business hours to (i) the premises of CMC and all Information (and duplicating rights with respect thereto) within the knowledge, possession or control of CMC and (ii) the officers and employees of CMC, so that UOL may conduct reasonable audits relating to the financial statements provided by CMC pursuant hereto as well as to the internal accounting controls and operations of CMC. Similarly, UOL shall provide CMC's internal auditors, counsel and other designated representatives of CMC access during normal business hours to (x) the premises of UOL and its Subsidiaries and all Information (and duplicating rights with respect thereto) within the knowledge, possession or control of UOL and its Subsidiaries and (y) the officers and employees of UOL and its Subsidiaries, so that CMC may conduct reasonable audits relating to the financial statements provided by UOL pursuant hereto as well as to the internal accounting controls and operations of UOL and its Subsidiaries.

          (j)    Notice of Change in Accounting Principles.    Until the UOL Group is no longer required to account for its investment in CMC on a consolidated basis or under the equity method of accounting (determined in accordance with GAAP consistently applied after consultation with the Auditors), and thereafter if a change in accounting principles by a Party hereto would affect the historical financial statements of the other Party, neither Party shall make or adopt any significant changes in its accounting estimates or accounting principles from those in effect on the IPO Closing Date without first consulting with the other Party, and if requested by the other Party, such Party's independent public accountants with respect thereto. UOL shall give CMC as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the IPO Closing Date. UOL will consult with CMC and, if requested by CMC, UOL will consult with CMC Auditors with respect thereto. CMC shall give UOL as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or accounting principles from those in effect on the IPO Closing Date. CMC will consult with UOL and, if requested by UOL, CMC will consult with the Auditors with respect thereto.

          (k)    Conflict With Third Party Agreements.    Nothing in Section 3.5 or Section 3.6 shall require either Party to violate any agreement with any third party regarding the confidentiality of confidential and proprietary information relating to that third party or its business; provided that in the event that a Party is required under Section 3.5 or Section 3.6 to disclose any such Information, such Party shall use its reasonable best efforts to seek to obtain such third party's consent to the disclosure of such information.

        Section 3.7    Confidentiality.

          (a)   UOL and CMC shall hold and shall cause each of their respective Subsidiaries to hold, and shall each cause their and their Subsidiaries' respective officers, employees, agents, consultants and advisors to hold, in strict confidence and not to disclose or release without the prior written consent of the other Party, any and all Confidential Information concerning the other Party and its respective Subsidiaries; provided that the Parties may disclose, or may permit disclosure of, Confidential Information (i) to their respective Affiliates, auditors, attorneys, financial advisors, bankers and other appropriate consultants and advisors who have a need to know such information and, in each case, are informed of their obligation to hold such information confidential to the same extent as is applicable to the Parties hereto and in respect of whose failure to comply with such obligations, CMC or UOL, as the case may be, will be responsible, (ii) if the Parties or any of their respective Affiliates are compelled to disclose any such Confidential Information by judicial or administrative process or (iii) if the Parties reasonably determine in good faith that such disclosure is required by other requirements of law. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made in connection with any judicial or administrative process, or a Party determines in good faith that disclosure is otherwise required by law, UOL or CMC, as the case may be, shall promptly notify the other Party of the existence of such request, demand or conclusion, and shall provide the other Party a reasonable opportunity to seek an appropriate protective order or other remedy, which the notifying Party will cooperate in seeking. In the event that an appropriate protective order or other remedy is not obtained, the Party whose Confidential Information is required to be disclosed shall or shall cause the other Party to furnish, or cause to be furnished, only that portion of the

  Confidential Information that is required to be disclosed and shall use its reasonable best efforts to obtain reasonable assurances that confidential treatment will be accorded to such Information.

          (b)   As used in this Section 3.7:

              (i)  "Confidential Information" shall mean Confidential Business Information and Confidential Operational Information concerning one Party which, prior to, on or following the IPO Closing Date, has been disclosed by UOL or its Subsidiaries (excluding CMC and its Subsidiaries) on the one hand, or CMC or its Subsidiaries, on the other hand, in written, oral (including by recording), electronic or visual form to, or otherwise has come into the possession of, the other, including pursuant to the access provisions of Section 3.5 or Section 3.6 hereof or any other provision of this Agreement. Confidential Information shall not, however, include any information which (A) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing Party; (B) becomes publicly known and made generally available after disclosure by the disclosing Party to the receiving Party through no action or inaction of the receiving Party; (C) is obtained by the receiving Party from a third party without a breach of such third party's obligations of confidentiality; or (D) is independently developed by the receiving Party without use of or reference to the disclosing Party's Confidential Information.

             (ii)  "Confidential Operational Information" shall mean all proprietary information, data and material of the disclosing Party including, without limitation, (a) specifications, ideas, concepts, models, and strategies for products or services, (b) quality assurance policies, procedures and specifications, (c) Software, (d) training materials and information, and (e) all other know-how, methodology, processes, procedures, techniques and trade secrets related to design, development and operational processes.

            (iii)  "Confidential Business Information" shall mean all proprietary information, data or material of the disclosing Party other than Confidential Operational Information, including, but not limited to (a) earnings reports and forecasts, (b) macro-economic reports and forecasts, (c) business plans, (d) general market evaluations and surveys, (e) financing and credit-related information and (f) customer information.

          (c)   Nothing in this Agreement shall restrict the disclosing Party from using, disclosing or disseminating its own Confidential Information in any way. Moreover, nothing in the Agreement supersedes any restriction imposed by third parties on their Confidential Information, and there is no obligation on the disclosing Party to conform third party agreements to the terms of this Agreement except as expressly set forth therein.

          (d)   Notwithstanding anything to the contrary set forth herein, UOL and its Subsidiaries (excluding CMC and its Subsidiaries), on the one hand, and CMC and its Subsidiaries, on the other hand, shall be deemed to have satisfied their obligations hereunder with respect to Confidential Information if they exercise the same degree of care (but no less than a reasonable degree of care) as they take to preserve confidentiality for their own similar Confidential Information.

          (e)   Confidential Information of UOL and its Subsidiaries (excluding CMC and its Subsidiaries), on the one hand, or CMC and its Subsidiaries, on the other hand, in the possession of and used by the other as of the IPO Closing Date may continue to be used by such Person in possession of the Confidential Information in and only in the operation of the UOL Business or the CMC Business, as the case may be, and may be used only so long as the Confidential Information is maintained in confidence and not disclosed in violation of this Section 3.7. Such continued right to use Confidential Information may not be transferred to any third party unless such third party purchases all or substantially all of the business and assets of a Party in one transaction or in a series of related transactions for which or in which the relevant Confidential Information is used or employed and expressly agrees in writing to be bound by the provisions of this Section 3.7.

        Section 3.8    Privileged Matters.

          (a)   UOL and CMC agree that their respective rights and obligations to maintain, preserve, assert or waive any or all privileges belonging to the other or the other's Subsidiaries, including but not limited to the attorney-client and work product privileges (collectively, "Privileges"), shall be governed by the provisions of this Section 3.8. With respect to Privileged Information of UOL, UOL shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and CMC shall take no action (nor permit any of its Subsidiaries to take action) without the prior written consent of UOL that could result in any waiver of any Privilege that could be asserted by UOL or any of its Subsidiaries under applicable law. With respect to Privileged Information of CMC, CMC shall have sole authority in perpetuity to determine whether to assert or waive any or all Privileges, and UOL shall take no action (nor permit any of its Subsidiaries to take action) without the prior written consent of CMC that could result in any waiver of any Privilege that could be asserted by CMC or any of its Subsidiaries under applicable law. The rights and obligations created by this Section 3.8 shall apply to all Information as to which UOL or CMC or their respective Subsidiaries would be entitled to assert or has asserted a Privilege without regard to the effect, if any, of the Distribution ("Privileged Information").

              (i)  "Privileged Information of UOL" includes but is not limited to (A) any and all Information regarding the UOL Business, whether or not it is in the possession of CMC or any of its Subsidiaries (other than Information regarding the CMC Business; provided that CMC has assumed and will be liable on or after the IPO Closing Date for any Liability arising with respect to such Information); (B) all communications subject to a Privilege between counsel for UOL (including in-house counsel) and any person who, at the time of the communication, was an employee of UOL, regardless of whether such employee is or becomes an employee of CMC or any of its Subsidiaries and (C) all Information that refers or relates to Privileged Information of UOL.

             (ii)  "Privileged Information of CMC" includes but is not limited to (A) any and all Information regarding the CMC Business, whether or not it is in the possession of UOL or any of its Subsidiaries; provided that CMC has assumed and will be liable on or after the IPO Closing Date for any Liability arising with respect to such Information; (B) all communications subject to a Privilege between counsel for CMC (including in-house counsel and former in-house counsel who are or were employees of UOL) and any person who, at the time of the communication, was an employee of CMC, regardless of whether such employee was, is or becomes an employee of UOL or any of its Subsidiaries (other than CMC and its Subsidiaries) and (C) all Information that refers or relates to Privileged Information of CMC.

          (b)   Upon receipt by UOL or CMC, as the case may be, of any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Information of the other or if UOL or CMC, as the case may be, obtains knowledge that any current or former employee of UOL or CMC, as the case may be, has received any subpoena, discovery or other request from any third party that actually or arguably calls for the production or disclosure of Information of the other, UOL or CMC, as the case may be, shall promptly notify the other of the existence of the request and shall provide the other a reasonable opportunity to review the Information and to assert any rights it may have under this Section 3.8 or otherwise to prevent the production or disclosure of Privileged Information. UOL or CMC, as the case may be, will not produce or disclose to any third party any of the other's Privileged Information unless (a) the other has provided its express written consent to such production or disclosure or (b) a court of competent jurisdiction has entered an order not subject to interlocutory appeal or review finding that the Information is not entitled to protection from disclosure under any applicable privilege, doctrine or rule.

          (c)   UOL's transfer of books and records pertaining to the CMC Business and other Information to CMC, if any, and UOL's agreement to permit CMC to obtain Information existing prior to the IPO Closing Date, CMC's transfer of books and records pertaining to the UOL Business and other Information to UOL, if any, and CMC's agreement to permit UOL to obtain Information existing prior to the IPO Closing Date, are made in reliance on UOL's and CMC's respective agreements, as set forth in Section 3.7, to maintain the confidentiality of such Information and to take the steps provided in this Section 3.8 for the preservation of all Privileges that may belong to or be asserted by UOL or CMC, as the case may be. The access to Information, witnesses and individuals being granted pursuant to Section 3.5 and Section 3.6 and the disclosure to CMC and UOL of Privileged Information relating to the CMC Business or the UOL Business pursuant to this Agreement shall not be asserted by UOL or CMC to constitute, or otherwise be deemed, a waiver of any Privilege that has been or may be asserted or otherwise. Nothing in this Agreement shall operate to reduce, minimize or condition the rights granted to UOL and CMC in, or the obligations imposed upon UOL and CMC by, this Section 3.8.

        Section 3.9    Future Litigation and Other Proceedings.    In the event that CMC (or any of its Subsidiaries or any of its or their respective officers or directors) or UOL (or any of its Subsidiaries or any of its or their respective officers or directors) at any time after the date hereof initiates or becomes subject to any litigation or other proceedings before any Governmental Authority or arbitration panel with respect to which the Parties have no prior agreements (as to indemnification or otherwise), the Party (and its Subsidiaries and its and their respective officers and directors) that has not initiated and is not subject to such litigation or other proceedings shall comply, at the other Party's expense, with any reasonable requests by the other Party for assistance in connection with such litigation or other proceedings (including by way of provision of information and making available of associates or employees as witnesses). In the event that CMC (or any of its Subsidiaries or any of its or their respective officers or directors) or UOL (or any of its Subsidiaries or any of its or their respective officers or directors) at any time after the date hereof initiates or becomes subject to any litigation or other proceedings before any Governmental Authority or arbitration panel with respect to which the Parties have no prior agreements (as to indemnification or otherwise), the Parties (and their officers and directors) shall, at their own expense, coordinate their strategies and actions with respect to such litigation or other proceedings to the extent such coordination would not be detrimental to their respective interests and shall comply, at the expense of the requesting Party, with any reasonable requests of the other Party for assistance in connection therewith (including by way of provision of information and making available of employees as witnesses).

        Section 3.10    Mail and Other Communications.    After the IPO Closing Date, each of UOL and CMC may receive mail, facsimiles, packages and other communications properly belonging to the other. Accordingly, at all times after the IPO Closing Date, each of UOL and CMC authorizes the other to receive and open all mail, telegrams, packages and other communications received by it and not unambiguously intended for the other Party or any of the other Party's officers or directors, and to retain the same to the extent that they relate to the business of the receiving Party or, to the extent that they do not relate to the business of the receiving Party, the receiving Party shall promptly deliver such mail, telegrams, packages or other communications to the other Party as provided for in Section 8.4 hereof. The provisions of this Section 3.10 are not intended to, and shall not, be deemed to constitute (a) an authorization by either UOL or CMC to permit the other to accept service of process on its behalf and neither Party is or shall be deemed to be the agent of the other for service of process purposes or (b) a waiver of any Privilege with respect to Privileged Information contained in such mail, telegrams, packages or other communications.

        Section 3.11    Payment of Expenses.    Except as otherwise provided in this Agreement, the Inter-Company Agreements or any other agreement between the Parties relating to the IPO or the Distribution, (i) all costs and expenses of the Parties hereto in connection with the IPO (including costs associated with drafting this Agreement, the Inter-Company Agreements and the documents relating to the formation of CMC) shall be paid by CMC; (ii) all costs and expenses of the Parties hereto in connection with the Distribution shall be paid by CMC; and (iii) all costs and expenses of the Parties hereto in connection with any matter not relating to the IPO or the Distribution shall be paid by the Party which incurs such cost or expense. Notwithstanding the foregoing, CMC and UOL shall each be responsible for their own internal fees, costs and expenses (e.g., salaries of personnel) incurred in connection with the IPO and the Distribution.

        Section 3.12    Dispute Resolution.

          (a)   Any dispute, controversy or claim arising out of or relating to this Agreement or the Inter-Company Agreements (other than the Tax Sharing Agreement) or the breach, termination or validity thereof ("Dispute") which arises between the Parties shall first be negotiated between appropriate senior executives of each Party who shall have the authority to resolve the matter. Such executives shall meet to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies, within ten (10) days of receipt by a Party of notice of a Dispute, which date of receipt shall be referred to herein as the "Dispute Resolution Commencement Date." Discussions and correspondence relating to the resolution or attempted resolution of the Dispute shall be treated as Confidential Information and Privileged Information of each of UOL and CMC developed for the purpose of settlement and shall be exempt from discovery or production and shall not be admissible in any subsequent proceeding between the Parties.

          (b)   If the senior executives are unable to resolve the Dispute within sixty (60) days from the Dispute Resolution Commencement Date, then, the Dispute will be submitted to the boards of directors of UOL and CMC. Representatives of each board of directors shall meet as soon as practicable to attempt in good faith to negotiate a resolution of the Dispute.

          (c)   If the representatives of the two boards of directors are unable to resolve the Dispute within one hundred twenty (120) days from the Dispute Resolution Commencement Date, on the request of any Party, the Dispute will be mediated by a mediator appointed pursuant to the mediation rules of the American Arbitration Association. Both Parties will share the administrative costs of the mediation and the mediator's fees and expenses equally, and each Party shall bear all of its other costs and expenses related to the mediation, including but not limited to attorney's fees, witness fees, and travel expenses. The mediation shall take place in Los Angeles, California or in whatever alternative forum on which the Parties may agree.

          (d)   If the Parties cannot resolve any Dispute through mediation within forty-five (45) days of the appointment of the mediator (or the earlier withdrawal thereof), each Party shall be entitled to seek relief in a court of competent jurisdiction.

          Unless otherwise agreed in writing, the Parties will continue to provide services and honor all other commitments under this Agreement and each Inter-Company Agreement during the course of dispute resolution pursuant to the provisions of this Section 3.12 with respect to all matters not subject to such dispute, controversy or claim.

        Section 3.13    Governmental Approvals.    To the extent that any of the transactions contemplated by this Agreement requires any Governmental Approvals, the Parties will use their reasonable best efforts to obtain any such Governmental Approvals.

        Section 3.14    No Representation or Warranty.

          (a)   UOL does not, in this Agreement or any other agreement, instrument or document contemplated by this Agreement, make any representation as to, warranty of or covenant with respect to:

              (i)  the value of any asset or thing of value transferred, or to be transferred, to CMC;

             (ii)  the freedom from encumbrance of any asset or thing of value transferred, or to be transferred, to CMC; provided that UOL agrees to notify CMC promptly in the event that UOL receives any notice or claim of any encumbrance on or against any asset or thing of value transferred, or to be transferred, to CMC;

            (iii)  the absence of defenses or freedom from counterclaims with respect to any claim transferred, or to be transferred, to CMC; provided that neither UOL nor its Subsidiaries have any counterclaims with respect to any claim transferred, or to be transferred, to CMC; or

            (iv)  the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any asset or thing of value upon its execution, delivery and filing.

          Except as may expressly be set forth herein or in any Inter-Company Agreement, all assets or things of value transferred, or to be transferred, by UOL to CMC have been or shall be, as the case may be, transferred "AS IS, WHERE IS" and CMC shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in CMC good and marketable title, free and clear of any lien, claim, equity or other encumbrance; provided that UOL will execute and deliver, and will cause its Subsidiaries to execute and deliver, to CMC such instruments, certificates and other documents and take such other action as CMC may reasonably request in order to carry out this Agreement and the transactions contemplated hereby.

          (b)   CMC does not, in this Agreement or any other agreement, instrument or document contemplated by this Agreement, make any representation as to, warranty of or covenant with respect to:

              (i)  the value of any asset or thing of value transferred, or to be transferred, to UOL;

             (ii)  the freedom from encumbrance of any asset or thing of value transferred, or to be transferred, to UOL; provided that CMC agrees to notify UOL promptly in the event CMC receives any notice or claim of any encumbrance on or against any asset or thing of value transferred, or to be transferred, to UOL;

            (iii)  the absence of defenses or freedom from counterclaims with respect to any claim transferred, or to be transferred, to UOL; provided that neither CMC nor its Subsidiaries have any counterclaims with respect to any claim transferred, or to be transferred, to UOL; or

            (iv)  the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any asset or thing of value upon its execution, delivery and filing.

        Except as may expressly be set forth herein or in any Inter-Company Agreement, all assets or things of value transferred, or to be transferred, by CMC to UOL have been or shall be, as the case may be, transferred "AS IS, WHERE IS" and UOL shall bear the economic and legal risk that any conveyance shall prove to be insufficient to vest in UOL good and marketable title, free and clear of any lien, claim, equity or other encumbrance.

ARTICLE IV
REGISTRATION RIGHTS

        Section 4.1    Demand Registration.

          (a)   The Holders shall have the right after the IPO Closing Date to request in writing (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof, including in a Rule 415 Offering, if CMC is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering) that CMC register all or a portion of such Holders' Registrable Securities (a "Demand Registration") by filing with the Commission, as soon as practicable thereafter, but not later than the 30th day (or the 90th day if the applicable registration form is other than Form S-3) after the receipt of such a request by CMC, a registration statement covering such Registrable Securities.

          (b)   CMC shall not be required to effect a Demand Registration within 90 days after the effective date of a previous registration statement, other than pursuant to a Rule 415 Offering, effected with respect to Registrable Securities pursuant to this Section 4.1.

          (c)   Any request made pursuant to this Section 4.1 shall be addressed to the attention of the corporate secretary of CMC, and shall specify (i) the number of Registrable Securities to be registered (which shall be not less than the lesser of (x) 5% of the total number of Registrable Securities outstanding and (y) the remaining balance of the Registrable Securities then held by the Holders); provided that CMC shall not be obligated to effect more than one (1) Demand Registration in any twelve (12) month period.

          (d)   CMC may not include in a Demand Registration pursuant to Section 4.1 hereof shares of CMC Capital Stock for the account of CMC or any Subsidiary of CMC, but, if and to the extent required by a contractual obligation, may, subject to compliance with Section 4.1(e), include shares of CMC Capital Stock for the account of any other Person who holds shares of CMC Capital Stock entitled to be included therein. If, in connection with a registration statement pursuant to this Section 4.1, the Managing Underwriters shall inform CMC that in their opinion there is a maximum number of shares of CMC Capital Stock that may be included therein, CMC shall include in such Demand Registration all Registrable Securities requested to be included in such registration by the Holders together with up to such additional number of shares of CMC Capital Stock that any other Persons entitled to participate in such registration desire to include in such registration up to the maximum number of shares of CMC Capital Stock that the Managing Underwriters have informed CMC may be included in such registration without materially and adversely affecting the success or pricing of such offering; provided that the number of shares of CMC Capital Stock to be offered for the account of all such other Persons participating in such registration shall be reduced in a manner determined by CMC in its sole discretion.

          (e)   No Holder or any other Person may participate in any Underwritten Offering under this Section 4.1 unless it completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering pursuant to this Section 4.1, each participating Holder and CMC and, except in the case of a Rule 415 Offering, each other Person shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters.

        Section 4.2    Piggyback Registration.

          (a)   In the event that CMC at any time after the IPO Closing Date proposes to register any of its CMC Capital Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including CMC Capital Stock, "Other

  Securities") under the Securities Act, either in connection with a primary offering for cash for the account of CMC, a secondary offering or a combined primary and secondary offering, CMC will each time it intends to effect such a registration, give written notice (a "Company Notice") to all Holders of Registrable Securities at least fifteen (15) business days prior to the initial filing of a registration statement with the Commission pertaining thereto, informing such Holders of its intent to file such registration statement and of the Holders' right to request the registration of the Registrable Securities held by the Holders. Upon the written request of the Holders made within seven (7) business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder), CMC will use its reasonable best efforts to effect, in connection with the registration of such Other Securities, the registration under the Securities Act of all Registrable Securities which CMC has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution as CMC proposes to use to dispose of the Other Securities), including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the registration statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the registration statement, if required by the rules, regulations or instructions applicable to the registration form used by CMC for such registration statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided that if, at any time after giving written notice of its intention to register any Other Securities and prior to the Effective Date of the registration statement filed in connection with such registration, CMC shall determine for any reason not to register or to delay such registration of the Other Securities, CMC shall give prompt written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, CMC shall be relieved of its obligation to register any Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay the Registration Expenses incurred in connection with Section 4.3), without prejudice, however, to the rights (if any) of any Holder immediately to request (subject to Section 4.1) that such registration be effectuated as a Demand Registration or to include such Registrable Securities in any subsequent registration pursuant to this Section 4.2.

          (b)   If, in connection with a registration statement pursuant to this Section 4.2, the Managing Underwriters shall inform CMC that in their opinion there is a maximum number of shares of CMC Capital Stock that may be included therein and if such registration statement relates to an offering initiated by CMC, CMC shall include in such registration: (i) first, the number of shares CMC proposes to sell for its own account ("Company Securities"), (ii) second, up to the number of Registrable Securities requested to be included in such registration statement, allocated pro rata among the Holders of Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each Holder of Registrable Securities and (iii) third, up to the number of any Other Securities (other than Company Securities) requested to be included in such registration statement.

          (c)   If, in connection with a registration statement pursuant to this Section 4.2, the Managing Underwriters shall inform CMC that in their opinion there is a maximum number of shares of CMC Capital Stock that may be included therein and if such registration statement relates to an offering initiated by any Person other than CMC (the "Other Holders"), CMC shall include in such registration the maximum number of shares of CMC Capital Stock, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and Holder of Registrable Securities.

          (d)   No Holder or any other Person may participate in any Underwritten Offering under this Section 4.2 unless it completes and executes all customary questionnaires, powers of attorney,

  custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any Underwritten Offering pursuant to this Section 4.2, each participating Holder and CMC and, except in the case of a Rule 415 Offering, each other Person shall be a party to the underwriting agreement with the underwriters of such offering and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefits of the underwriters.

          (e)   CMC shall not be required to effect any registration of Registrable Securities under this Section 4.2 incidental to the registration of any of its securities in connection with CMC's issuance of registered shares of CMC Capital Stock in mergers, acquisitions, reorganizations, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

          (f)    The registration rights granted pursuant to the provisions of this Section 4.2 shall be in addition to the registration rights granted pursuant to Section 4.1. No registration of Registrable Securities effected under this Section 4.2 shall relieve CMC of its obligation to effect a registration of Registrable Securities pursuant to Section 4.1.

        Section 4.3    Expenses.    CMC shall bear all reasonable expenses incident to CMC's performance of or compliance with this ARTICLE IV, including, without limitation, (i) all Commission registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities) or relating to the Financial Industry Regulatory Authority, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with listing (or authorizing for quotation) the Registrable Securities on a securities exchange or automated inter-dealer quotation system pursuant to the requirements hereof, (v) the fees and disbursements of counsel for CMC and of its independent public accountants, (vi) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities, (vii) the reasonable fees and disbursements of one legal counsel selected by UOL (there being no obligation of CMC to pay or reimburse any fees of any separate counsel for any other Holder), (viii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (ix) the expenses incurred in connection with making "road show" presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities (collectively, the "Registration Expenses").

        Section 4.4    Blackout Period.    CMC shall be entitled to elect that a registration statement not be usable, or that the filing thereof be delayed beyond the time otherwise required, for a reasonable period of time (a "Blackout Period"), if CMC reasonably determines in good faith (i) after consultation with a nationally recognized investment banking firm, that there will be an adverse effect on a then contemplated public offering of CMC's securities, (ii) that the disclosure that would be required to be made by CMC in connection with such registration would be materially harmful to CMC because of transactions then being considered by, or other events then concerning, CMC, or (iii) that registration at the time would require the inclusion of pro forma or other information, which requirement CMC is reasonably unable to comply with, and CMC promptly gives the Holders of Registrable Securities written notice of such determination. CMC shall immediately notify the Holders of Registrable Securities upon the termination of any Blackout Period.

        Section 4.5    Selection of Underwriters.    UOL shall have the right to select the Managing Underwriters to administer any Underwritten Offering contemplated by Section 4.1, and CMC shall have the right to select the Managing Underwriters to administer any Underwritten Offering contemplated by Section 4.2.

        Section 4.6    Obligations of CMC.    If and whenever CMC is required to effect the registration of any Registrable Securities under the Securities Act as provided in this ARTICLE IV, CMC shall as promptly as practicable:

          (a)   prepare and file with the Commission a registration statement regarding such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

          (b)   except in the case of a Rule 415 Offering, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus (including any issuer free writing prospectus required to be so filed) used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) the expiration of six months after such registration statement becomes effective;

          (c)   in the case of a Rule 415 Offering, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus (including any issuer free writing prospectus required to be so filed) used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement until the earlier of (i) the date on which registration is not required in order for such Holder(s) to sell such Registrable Securities and (ii) the date as of which all of the Registrable Securities subject thereto have been sold pursuant to such registration statement.

          (d)   furnish to Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus, any summary prospectus and any issuer free writing prospectus), in conformity with the requirements of the Securities Act and such other documents as Holders of Registrable Securities or such underwriter may reasonably request;

          (e)   use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter of such Registrable Securities may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided that CMC shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

          (f)    if requested, use its reasonable best efforts to obtain a "cold comfort" letter from CMC's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters;

          (g)   as promptly as practicable, notify each Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act and when any issuer free writing prospectus includes information that may conflict with the information contained in the Registration Statement (including any document incorporated by reference therein that has not been superseded or modified), of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such Holder of Registrable Securities, CMC shall promptly prepare and furnish to any such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus or issuer free writing prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

          (h)   use its reasonable best efforts to list all such Registrable Securities covered by such registration statement on each securities exchange and automated inter-dealer quotation system on which similar securities issued by CMC are then listed;

          (i)    to the extent reasonably requested by the Managing Underwriters, make available members of management of CMC for assistance in the selling efforts relating to the Registrable Securities covered by such registration statement, including participation in "road shows" presentations;

          (j)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts to promptly obtain the withdrawal of such order; and

          (k)   use its reasonable best efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

        Section 4.7    Obligations of Holders.    Each Holder agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from CMC specifying that the prospectus relating to a registration made pursuant to Section 4.1 or Section 4.2 contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder is advised by CMC that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 4.6(g) hereof, and, if so directed by CMC, such Holder will deliver to CMC all copies of the prospectus covering such Registrable Securities then in such Holder's possession at the time of receipt of such notice.

        Section 4.8    Underwriting; Due Diligence.

          (a)   If requested by the underwriters for any Underwritten Offering of Registrable Securities pursuant to a registration requested under this ARTICLE IV, CMC shall enter into an underwriting agreement in a form reasonably satisfactory to CMC with such underwriters for such offering, which agreement will contain such representations and warranties by CMC and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4.6(f). The Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, CMC to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders. Such underwriting agreement shall also contain such representations and warranties by such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions.

          (b)   In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this ARTICLE IV, CMC shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of CMC with its officers and the independent public accountants who have certified the financial statements of CMC as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books and records of CMC and any such discussions with CMC's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

        Section 4.9    Indemnification and Contribution.

          (a)   In the case of each offering of Registrable Securities made pursuant to this ARTICLE IV, CMC agrees to indemnify and hold harmless each of the Holders, each of their respective directors and officers, each of the underwriters, each of their respective directors and officers, and each Person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the related registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that CMC shall not be liable to any Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or are based upon any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon or in conformity with information furnished to CMC by or on behalf of such Holder or underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any other holder and shall survive the transfer of such Registrable Securities by such Holder. The foregoing indemnity agreement is in addition to any liability that CMC may otherwise have to each of the Holders, each of their respective directors and officers and each Person, if any, who controls any such Holder.

          (b)   In the case of each offering of Registrable Securities made pursuant to this ARTICLE IV, each Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless CMC, each of its directors and officers, each of the underwriters, each of their respective directors and officers, and each Person, if any, who controls CMC or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the related registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto, whether or not such indemnified party is a party thereto) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; but in each case only to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement, or any omission or alleged omission, shall have been made in reliance upon or in conformity with information furnished to CMC by or on behalf of such Holder or underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein or issuer free writing prospectus related thereto), offering memorandum or other offering document or any amendment thereof or supplement thereto. The foregoing indemnity agreement is in addition to any liability that such Holder may otherwise have to CMC, its directors and officers and each Person, if any, who controls CMC.

          (c)   Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim or action shall not be obligated to pay the fees and expenses of more than one counsel (other than local counsel) for all indemnified parties by such indemnifying party with respect to such claim or action. Any indemnifying party against whom indemnity may be sought under this Section 4.9 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

          (d)   If the indemnification provided for in this Section 4.9 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, claim, damage, liability or expense (or actions or proceedings in respect thereof), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand or (ii) if such allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the indemnifying person on the one hand and the indemnified person on the other with respect to the acts, statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative fault of CMC on the one hand and of each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CMC or by the Holders, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. CMC and the Holders agree that it would not be just and equitable if contribution pursuant to this paragraph Section 4.9 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Holder shall be required to contribute any amount in excess of the net proceeds from the offering of Registrable Securities (before deducting expenses) received by such Holder under such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)   The obligations of the parties under this Section 4.9 shall be in addition to any liability which any party may otherwise have to any other party.

        Section 4.10    Rule 144 and Form S-3.    CMC shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, CMC will deliver to such Holder a written statement as to whether it has complied with such requirements. CMC further agrees to use its reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as reasonably practicable after the IPO Closing Date.

        Section 4.11    Holdback Agreement.

          (a)   If so requested by the Managing Underwriters in connection with an offering of securities covered by a registration statement filed by CMC, whether or not Registrable Securities of the Holders are included therein, each Holder shall agree not to effect any sale or distribution of the Registrable Securities, including any sale under Rule 144, without the prior written consent of the Managing Underwriters (otherwise than through the registered public offering then being made), within seven (7) days prior to or ninety (90) days (or such lesser period as the Managing Underwriters may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings).

          (b)   If so requested by the Managing Underwriters in connection with an offering of any Registrable Securities, CMC shall agree not to effect any sale or distribution of CMC Capital Stock, without the prior written consent of the Managing Underwriters (otherwise than through the registered public offering then being made or in connection with any acquisition or business combination transaction and other than in connection with stock options and employee benefit plans and compensation), within seven (7) days prior to or ninety (90) days (or such lesser period as the Managing Underwriters may permit) after the Effective Date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings) and shall use its reasonable best efforts to obtain and enforce similar agreements from any other Persons if requested by the Managing Underwriters.

          (c)   Notwithstanding anything else in this Section 4.11 to the contrary, no Holder shall be precluded from distributing to any or all of its stockholders any or all of the Registrable Securities.

        Section 4.12    Limitation on Future Registration Rights.    From and after the date of this Agreement, CMC shall not, without the prior written consent of UOL, enter into any agreement with any Person that grants to such Person registration rights on parity with or more favorable to such Person than those granted hereunder.

ARTICLE V
MUTUAL RELEASE

        Section 5.1    Release of Pre-IPO Closing Date Claims.

          (a)    CMC Release.    Except as provided in Section 5.1(c), as of the IPO Closing Date, CMC does hereby, for itself and on behalf of each member of the CMC Group, remise, release and forever discharge the UOL Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the IPO Closing Date, including in connection with the transactions and all other activities to implement the IPO (the "CMC Release").

          (b)    UOL Release.    Except as provided in Section 5.1(c), as of the IPO Closing Date, UOL does hereby, for itself and on behalf of each member of the UOL Group, remise, release and forever discharge the CMC Indemnitees from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any past acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the IPO Closing Date, including in connection with the transactions and all other activities to implement the IPO (the "UOL Release").

          (c)    Unknown Claims.    The Parties hereby acknowledge that they are familiar with the provisions of California Civil Code §1542, which provides as follows:

    "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

In order to provide a full and complete release, with respect to any matter whatsoever released hereby, the each Party understands and agrees that the mutual releases set forth in this ARTICLE V are intended to include all claims, if any, which such Party may have and which such Party does not now know or suspect to exist in such Party's favor against the CMC Release set forth in Section 5.1(a) and the UOL Release set forth in Section 5.1(b) and that the above mutual releases extinguish those claims. Each Party expressly waives all rights under California Civil Code §1542 or any statute or common law principle of similar effect in any jurisdiction.

          (d)    No Impairment.    Nothing contained in Section 5.1(a) or Section 5.1(b) shall limit or otherwise affect any Party's rights or obligations pursuant to or contemplated by this Agreement, in each case in accordance with its terms, including, without limitation, any obligations relating to indemnification, including indemnification pursuant to Section 6.1 and Section 6.2, and any Insurance Proceeds under any of (i) UOL's Insurance Policies relating to the CMC Business which CMC is entitled to be paid and (ii) CMC's Insurance Policies relating to the UOL Business which UOL is entitled to be paid.

          (e)    No Actions as to Released Pre-IPO Closing Date Claims.    CMC agrees, for itself and on behalf of each member of the CMC Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against UOL or any member of the UOL Group, or any other Person released pursuant to Section 5.1(a), with respect to any Liabilities released pursuant to Section 5.1(a). UOL agrees, for itself and on behalf of each member of the UOL Group, not to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against CMC or any member of the CMC Group, or any other Person released pursuant to Section 5.1(b), with respect to any Liabilities released pursuant to Section 5.1(b).

          (f)    Further Instruments.    At any time, at the request of any other Party, each Party shall cause each member of its respective UOL Group or CMC Group, as applicable, to execute and deliver releases reflecting the provisions hereof.

ARTICLE VI
INDEMNIFICATION AND LIMITATION OF LIABILITY

        Section 6.1    Indemnification by CMC.    Except as otherwise provided in this Agreement, CMC shall, for itself and on behalf of each member of the CMC Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the UOL Indemnitees from and against, and shall reimburse such UOL Indemnitees with respect to, any and all Losses that any third party seeks to impose upon the UOL Indemnitees, or which are imposed upon the UOL Indemnitees, and that relate to, arise or result from, whether prior to or following the IPO Closing Date, any of the following items (without duplication):

          (a)   any CMC Liabilities;

          (b)   as a result of recklessness or willful misconduct under, or breach of, this Agreement by CMC or any member of the CMC Group; and

          (c)   any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information (i) contained in the IPO Registration Statement, any issuer free writing prospectus or any preliminary, final or supplemental prospectus forming a part of the IPO Registration Statement (other than information provided by UOL or any Underwriter specifically for inclusion in therein), (ii) contained in any public filings made by CMC with the Commission following the IPO Closing Date (other than information provided by UOL to CMC specifically for inclusion therein) or (iii) provided by CMC to UOL specifically for inclusion in UOL's annual or quarterly reports following the IPO Closing Date to the extent that (x) such information pertains to CMC, the CMC Group or the CMC Business or (y) UOL has provided prior written notice to CMC that such information will be included in one or more annual or quarterly reports, specifying how such information will be presented, and the information is included in such annual or quarterly reports; provided that this sub-clause (y) shall not apply to the extent that any such Liability arises out of or results from, or in connection with, any action or inaction of any member of the UOL Group, including as a result of any misstatement or omission of any information by any member of the UOL Group to CMC.

          In the event that any member of the CMC Group makes a payment to the UOL Indemnitees hereunder, and any of the UOL Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third party recovery (other than a recovery indirectly from UOL), UOL will promptly repay (or will procure UOL Indemnitee to promptly repay) such member of the CMC Group the amount by which the payment made by such member of the CMC Group exceeds the actual cost of the associated indemnified Liability.

        Section 6.2    Indemnification by UOL.    Except as otherwise provided in this Agreement, UOL shall, for itself and on behalf of each member of the UOL Group, indemnify, defend (or, where applicable, pay the defense costs for) and hold harmless the CMC Indemnitees from and against, and shall reimburse such CMC Indemnitee with respect to, any and all Losses that any third party seeks to impose upon the CMC Indemnitees, or which are imposed upon the CMC Indemnitees, and that relate to, arise or result from, whether prior to or following the IPO Closing Date, with any of the following items (without duplication):

          (a)   any Liability of the UOL Group and all Liabilities arising out of the operation or conduct of the UOL Business (in each case excluding the CMC Liabilities);

          (b)   as a result of recklessness or willful misconduct under, or breach of, this Agreement by UOL or any member of the UOL Group; and

          (c)   any Liabilities relating to, arising out of or resulting from any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information (i) contained in the IPO Registration Statement, any issuer free writing prospectus or any preliminary, final or supplemental prospectus forming a part of the IPO Registration Statement provided by UOL specifically for inclusion therein to the extent such information pertains to UOL, the UOL Group or the UOL Business or (ii) provided by UOL to CMC specifically for inclusion in CMC's annual or quarterly reports following the IPO Closing Date to the extent (x) such information pertains to UOL, the UOL Group or the UOL Business or (y) CMC has provided prior written notice to UOL that such information will be included in one or more annual or quarterly reports, specifying how such information will be presented, and the information is included in such annual or quarterly reports provided that this clause (y) shall not apply to the extent that any such Liability arises out of or results from, or in connection with, any action or inaction of any member of the CMC Group, including as a result of any misstatement or omission of any information by any member of the CMC Group to UOL.

          In the event that any member of the UOL Group makes a payment to the CMC Indemnitees hereunder, and any of the CMC Indemnitees subsequently diminishes the Liability on account of which such payment was made, either directly or through a third party recovery (other than a recovery indirectly from CMC), CMC will promptly repay (or will procure a CMC Indemnitee to promptly repay) such member of the UOL Group the amount by which the payment made by such member of the UOL Group exceeds the actual cost of the indemnified Liability.

        Section 6.3    Contribution.

          (a)   If the indemnification provided for in Section 6.1(c)(i) or Section 6.2(c)(i) is unavailable to an indemnified Party in respect of any Liabilities referred to therein, then an indemnifying Party, in lieu of indemnifying such indemnified Party, shall contribute to the amount paid or payable by such indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by indemnifying party on the one hand and the indemnified party on the other hand from the offering of the securities covered by the IPO Registration Statement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of CMC on the one hand and UOL on the other in connection with the statements or omissions that resulted in such Liabilities, as well as any other relevant equitable considerations. The relative benefits received by CMC on the one hand and UOL on the other shall be deemed to be in the same proportion as the total net proceeds from the IPO (before deducting expenses) received by CMC bear to the amount received by UOL as repayment of the Promissory Notes. The relative fault of CMC on the one hand and UOL on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CMC on the one hand or by UOL on the other hand and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b)   CMC and UOL agree that it would not be just and equitable if contribution pursuant to this Section 6.3 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (a) above. The amount paid or payable by an indemnified Party as a result of the Liabilities referred to in paragraph (a) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified Party in connection with investigating any claim or defending any such action. Notwithstanding the provisions of this Section 6.3, UOL shall not be required to contribute any amount in excess of the amount of net proceeds from the IPO used to repay UOL for amounts outstanding under the Promissory Notes exceeds the amount of any damages which UOL has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        Section 6.4    Ancillary Agreement Liabilities.    Notwithstanding any other provision in this Agreement to the contrary, any Liability specifically assumed by, or allocated to, a Party in any of the Inter-Company Agreements shall be governed exclusively by the terms of such Inter-Company Agreement.

        Section 6.5    Limitation of Liability.    EXCEPT FOR THIRD-PARTY CLAIMS UNDER ANY INDEMNITY PROVISION HEREIN OR CLAIMS RELATED TO A BREACH OF CONFIDENTIALITY PURSUANT TO SECTION 3.7, IN NO EVENT SHALL UOL OR CMC BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        Section 6.6    Other Agreements Evidencing Indemnification Obligations.    UOL hereby agrees to execute, for the benefit of any CMC Indemnitee, such documents as may be reasonably requested by such CMC Indemnitee, evidencing UOL's agreement that the indemnification obligations of UOL set forth in this Agreement inure to the benefit of and are enforceable by such CMC Indemnitee. CMC hereby agrees to execute, for the benefit of any UOL Indemnitee, such documents as may be reasonably requested by such UOL Indemnitee, evidencing CMC's agreement that the indemnification obligations of CMC set forth in this Agreement inure to the benefit of and are enforceable by such UOL Indemnitee.

        Section 6.7    Reductions for Insurance Proceeds and Other Recoveries.

          (a)    Insurance Proceeds.    The amount that any Indemnifying Party is or may be required to provide indemnification to or on behalf of any Indemnitee pursuant to Section 6.1 or Section 6.2, as applicable, shall be reduced (retroactively or prospectively) by any Insurance Proceeds or other amounts actually recovered from third parties by or on behalf of such Indemnitee in respect of the related Loss. The existence of a claim by an Indemnitee for monies from an insurer or against a third party in respect of any indemnifiable Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by an Indemnifying Party. Rather, the Indemnifying Party shall make payment in full of the amount determined to be due and owing by it against an assignment by the Indemnitee to the Indemnifying Party of the entire claim of the Indemnitee for Insurance Proceeds against such third party. Notwithstanding any other provisions of this Agreement, it is the intention of the Parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated. If an Indemnitee has received the payment required by this Agreement from an Indemnifying Party in respect of any indemnifiable Loss and later receives Insurance Proceeds or other amounts in respect of such indemnifiable Loss, then such Indemnitee shall hold such Insurance Proceeds or other amounts in trust for the benefit of the Indemnifying Party (or Indemnifying Parties) and shall pay to the Indemnifying Party, as promptly as practicable after receipt, a sum equal to the amount of such Insurance Proceeds or other amounts received, up to the aggregate amount of any payments received from the Indemnifying Party pursuant to this Agreement in respect of such indemnifiable Loss (or, if there is more than one Indemnifying Party, the Indemnitee shall pay each Indemnifying Party, its proportionate share (based on payments received from the Indemnifying Parties) of such Insurance Proceeds).

          (b)    Tax Cost/Tax Benefit.    The amount that any Indemnifying Party is or may be required to provide indemnification to or on behalf of any Indemnitee pursuant to Section 6.1 or Section 6.2, as applicable, shall be (i) increased to take account of any net Tax cost incurred by the Indemnitee arising from the receipt or accrual of an indemnification payment hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the Indemnitee arising from incurring or paying such loss or other liability. In computing the amount of any such Tax cost or Tax benefit, the Indemnitee shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt or accrual of any indemnification payment hereunder or incurring or paying any indemnified Loss. Any indemnification payment hereunder shall initially be made without regard to this Section 6.7(b) and shall be increased or reduced to reflect any such net Tax cost (including gross-up) or net Tax benefit only after the Indemnitee has actually realized such cost or benefit. For purposes of this Agreement, an Indemnitee shall be deemed to have "actually realized" a net Tax cost or a net Tax benefit to the extent that, and at such time as, the amount of Taxes payable by such Indemnitee is increased above or reduced below, as the case may be, the amount of Taxes that such Indemnitee would be required to pay but for the receipt or accrual of the indemnification payment or the incurrence or payment of such Loss, as the case may be. The amount of any increase or reduction hereunder shall be adjusted to reflect any Final Determination with respect to the Indemnitee's liability for Taxes, and payments between such indemnified parties to reflect such adjustment shall be made if necessary. Notwithstanding any other provision of this Agreement, to the extent permitted by applicable law, the Parties hereto agree that any indemnity payment made hereunder shall be treated as a capital contribution or dividend distribution, as the case may be, immediately prior to the IPO Closing Date and, accordingly, not includible in the taxable income of the recipient or deductible by the payor.

        Section 6.8    Procedures for Defense, Settlement and Indemnification of the Third Party Claims.

          (a)    Notice of Claims.    If an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the UOL Group or the CMC Group of any claim or of the commencement by any such Person of any Action (collectively, a "Third Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification, UOL and CMC (as applicable) will ensure that such Indemnitee shall give such Indemnifying Party written notice thereof within thirty (30) days after becoming aware of such Third Party Claim. Any such notice shall describe the Third Party Claim in reasonable detail. Notwithstanding the foregoing, the delay or failure of any Indemnitee or other Person to give notice as provided in this Section 6.8 shall not relieve the related Indemnifying Party of its obligations under this ARTICLE VI, except to the extent that such Indemnifying Party is actually and substantially prejudiced by such delay or failure to give notice.

          (b)    Defense by Indemnifying Party.    An Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and, to the extent that it wishes, at its cost, risk and expense, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee (who shall not, without the consent of the Indemnitee, be counsel to the Indemnifying Party). After timely notice from the Indemnifying Party to the Indemnitee of such election to so assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnitee for any legal expenses of other counsel or any other expenses subsequently incurred by Indemnitee in connection with the defense thereof. The Indemnitee agrees to cooperate in all reasonable respects with the Indemnifying Party and its counsel in the defense against any Third Party Claim. The Indemnifying Party shall be entitled to compromise or settle any Third Party Claim as to which it is providing indemnification, which compromise or settlement shall be made only with the written consent of the Indemnitee, such consent not to be unreasonably withheld.

          (c)    Defense by Indemnitee.    If an Indemnifying Party fails to assume the defense of a Third Party Claim within thirty (30) calendar days after receipt of notice of such claim, the Indemnitee will, upon delivering notice to such effect to the Indemnifying Party, have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of and for the account of the Indemnifying Party subject to the limitations as set forth in this Section 6.8; provided that such Third Party Claim shall not be compromised or settled without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If the Indemnitee assumes the defense of any Third Party Claim, it shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall reimburse all such costs and expenses of the Indemnitee in the event it is ultimately determined that the Indemnifying Party is obligated to indemnify the Indemnitee with respect to such Third Party Claim. In no event shall an Indemnifying Party be liable for any settlement effected without its consent, which consent will not be unreasonably withheld.

        Section 6.9    Additional Matters.

          (a)    Cooperation in Defense and Settlement.    With respect to any Third Party Claim that implicates both CMC and UOL in a material fashion due to the allocation of Liabilities, responsibilities for management of defense and related indemnities set forth in this Agreement or any of the Inter-Company Agreements, the Parties agree to cooperate fully and maintain a joint defense (in a manner that will preserve the attorney-client privilege, joint defense or other privilege with respect thereto) so as to minimize such Liabilities and defense costs associated therewith. The Party that is not responsible for managing the defense of such Third Party Claims shall, upon reasonable request, be consulted with respect to significant matters relating thereto and may, if necessary or helpful, associate counsel to assist in the defense of such claims.

          (b)    Pre-IPO Closing Date Actions.    Except with respect to matters pertaining solely to, or solely in connection with, the CMC Business, UOL may, in its sole discretion, have primary responsibility for the investigation, prosecution, defense and appeal of all Actions pending at the IPO Closing Date relating to or arising in connection with, in any manner, the CMC Business, the CMC assets or the CMC Liabilities if UOL or a member of the UOL Group is named as a party thereto; provided that UOL must obtain the written consent of CMC, such consent not to be unreasonably withheld, to settle or compromise or consent to the entry of judgment with respect to such Action. After any such compromise, settlement, consent to entry of judgment or entry of judgment, UOL shall reasonably and fairly allocate to CMC and CMC shall be responsible for CMC's proportionate share of any such compromise, settlement, consent or judgment attributable to the CMC Business, the CMC assets or the CMC Liabilities, including its proportionate share of the costs and expenses associated with defending same.

          (c)    Substitution.    In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or the Indemnifying Party shall so request, the Parties shall endeavor to substitute the Indemnifying Party for the named defendant. If such substitution or addition cannot be achieved for any reason or is not requested, the rights and obligations of the Parties regarding indemnification and the management of the defense of claims as set forth in this ARTICLE VI shall not be altered.

          (d)    Subrogation.    In the event of payment by or on behalf of any Indemnifying Party to or on behalf of any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee, in whole or in part based upon whether the Indemnifying Party has paid all or only part of the Indemnitee's Liability, as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

        Section 6.10    Survival of Indemnities.    Subject to Section 6.6, the rights and obligations of the members of the UOL Group and the CMC Group under this ARTICLE VI shall survive the sale or other transfer by any Party of any assets or businesses or the assignment by it of any Liabilities or the sale by any member of the UOL Group or the CMC Group of the capital stock or other equity interests of any Subsidiary to any Person.

ARTICLE VII
EQUITY PURCHASE RIGHT

        Section 7.1    Equity Purchase Right.

          (a)   Subject to Section 7.1(b), CMC hereby grants to UOL, on the terms and conditions set forth herein, a continuing right (the "Equity Purchase Right") to purchase from CMC, at the times set forth herein, such number of shares of Class B Common Stock as is necessary for the UOL Group to maintain its Ownership Percentage and its Voting Percentage. The Equity Purchase Right shall be assignable, in whole or in part and from time to time, by UOL to any member of the UOL Group.

          (b)   The purchase price for each share of Class B Common Stock purchased pursuant to an exercise of the Equity Purchase Right shall be: (i) in the event of the issuance by CMC of Class A Common Stock in exchange for cash consideration, the per share price paid to CMC for shares of the Class A Common Stock issued by CMC in the related Issuance Event; and (ii) in the event of (x) the issuance by CMC of Voting Stock or the vesting of options to purchase Voting Stock pursuant to any stock option or other executive or employee benefit or compensation plan maintained by CMC, (y) the issuance by CMC of Voting Stock other than Class A Common Stock or (z) the issuance by CMC of Class A Common Stock for consideration other than cash, the per share Current Market Price of Class A Common Stock at the Issuance Event Date for such Issuance Event.

          (c)   The Equity Purchase Right granted pursuant to Section 7.1(a) shall not be exercisable in connection with the (i) the issuances of Voting Stock to any member of the UOL Group, (ii) the IPO, including the full exercise of the underwriters' option to purchase additional Class A Common Stock as set forth in the IPO Registration Statement, and (iii) the issuance by CMC of any shares of Voting Stock pursuant to any stock option or other executive or employee benefit or compensation plan maintained by CMC except to the extent that the issuance of such Voting Stock pursuant to this clause (iii) would cause the UOL Group's Ownership Percentage to fall below 50.1% or the UOL Group's Voting Percentage to fall below 80.1%.

        Section 7.2    Notice.    At least twenty (20) business days prior to the issuance of any shares of Voting Stock or the first date on which any event could occur that, in the absence of an exercise of the Equity Purchase Right, would result in a reduction in the UOL Group's Ownership Percentage or Voting Percentage, CMC will notify UOL in writing (an "Equity Purchase Notice") of its plans to issue any such shares, or the date on which such event could first occur, and the purchase price therefore. Each Equity Purchase Notice must specify the date on which CMC intends to issue such shares of Voting Stock or on which such event could first occur (such issuance or event being referred to herein as an "Issuance Event" and the date of such issuance or event as an "Issuance Event Date"), the number of shares CMC intends to issue or may issue, the purchase price and the other terms and conditions of such Issuance Event.

        Section 7.3    Exercise and Payment.    The Equity Purchase Right may be exercised by UOL (or any member of the UOL Group to which all or any part of the Equity Purchase Right has been assigned) in connection with an Issuance Event for a number of shares of Class B Common Stock equal to or less than the number of shares that are necessary for the UOL Group to maintain, in the aggregate, its then-current Ownership Percentage and Voting Percentage. The Equity Purchase Right may be exercised at any time after receipt of an applicable Equity Purchase Notice and up to three (3) business days prior to the applicable Issuance Event Date by the delivery to CMC of a written notice to such effect specifying the number of shares of Class B Common Stock to be purchased by UOL or any member of the UOL Group. In the event of any such exercise of the Equity Purchase Right, CMC will, on the applicable Issuance Event Date, deliver to UOL (or any member of the UOL Group designated by UOL), against payment therefor, certificates (issued in the name of UOL or its permitted assignee hereunder) representing the shares of Class B Common Stock being purchased upon such exercise. Payment for such shares shall be made by wire transfer or intrabank transfer of immediately-available funds to such account as shall be specified by CMC for the full purchase price for such shares.

        Section 7.4    Effect of Failure to Exercise.    Except as provided in Section 7.5, any failure by UOL to exercise the Equity Purchase Right, or any exercise for less than all shares purchasable under the Equity Purchase Right, in connection with any particular Issuance Event shall not affect UOL's right to exercise the Equity Purchase Right in connection with any subsequent Issuance Event; provided that following such Issuance Event in connection with which UOL so failed to exercise such Equity Purchase Right in full, the UOL Group's Ownership Percentage and Voting Percentage shall be recalculated.

        Section 7.5    Termination of Equity Purchase Right.    The Equity Purchase Right, shall terminate upon the earlier of (i) the Distribution Date, (ii) the first date upon which members of the UOL Group cease to own in the aggregate (y) at least a majority of the total voting power of the Voting Stock and (z) at least 33 1/3% of the number of shares of Voting Stock, and (iii) in the event that the

Equity Purchase Right has been transferred, on such date that the Person to whom the Equity Purchase Right, or such part thereof, has been transferred, ceases to be a member of the UOL Group.

ARTICLE VIII
MISCELLANEOUS

        Section 8.1    Entire Agreement.    This Agreement and the Inter-Company Agreements and the Exhibits, Schedules and Annexes referenced or attached thereto constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

        Section 8.2    Governing Law and Jurisdiction.    This Agreement shall be construed in accordance with and shall be governed by the laws of the State of California (without giving effect to the conflicts of laws provisions thereof).

        Section 8.3    Termination; Amendment.    This Agreement may be terminated or amended at any time after the IPO Closing Date and before the Distribution Date by mutual consent of UOL and CMC, evidenced by an instrument in writing signed on behalf of each of the Parties. In the event of termination pursuant to this Section 8.3, no Party shall have any liability of any kind to the other Party. Except as otherwise provided herein or required by the provisions hereof, this Agreement shall terminate on the date that is five (5) years after the first date upon which members of the UOL Group cease to own in the aggregate (x) at least a majority of the total voting power of the Voting Stock and (y) at least 33 1/3% of the number of shares of Voting Stock; provided that the provisions of Section 3.5 and 3.7 of Article III, Article IV, Article V, Article VII, Article VIII and Article IX shall survive indefinitely after the termination of this Agreement.

        Section 8.4    Notices.    Any notice, instruction, direction or demand under the terms of this Agreement required to be in writing shall be duly given upon delivery, if delivered by hand, facsimile transmission or mail (with postage prepaid), to the following addresses:

          (a)   If to UOL, to:

      United Online, Inc.
      21301 Burbank Boulevard
      Woodland Hills, California 91367
      Attention: General Counsel
      Fax: (818) 287-3010

    with a copy to:

      United Online, Inc.
      21301 Burbank Boulevard
      Woodland Hills, California 91367
      Attention: Chief Financial Officer
      Fax: (818) 287-3049

          (b)   If to CMC, to:

      Classmates Media Corporation
      21301 Burbank Boulevard
      Woodland Hills, California 91367
      Attention: General Counsel
      Fax: (818) 287-3010

    with a copy to:

      Classmates Media Corporation
      21301 Burbank Boulevard
      Woodland Hills, California 91367
      Attention: Chief Financial Officer
      Fax: (818) 287-3035

or to such other addresses or facsimile numbers as may be specified by like notice to the other Party. Any notice involving non-performance, termination or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, via certified mail, return receipt requested. All other notices may also be sent by facsimile, confirmed by first class mail. All notices shall be deemed to have been given when received, if hand delivered; when transmitted, if transmitted by facsimile or similar electronic transmission method with confirmation of successful transmission; one working day after it is sent, if sent by recognized overnight courier; and three (3) days after it is postmarked, if mailed first class mail or certified mail, return receipt requested, with postage prepaid.

        Section 8.5    Counterparts.    This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

        Section 8.6    Binding Effect; Assignment.    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by each member of the UOL Group and each member of the CMC Group. Except as otherwise expressly provided in this Agreement, neither Party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other Party, and any such assignment shall be void; provided that either Party may assign this Agreement to a successor entity in conjunction with such Party's reincorporation in another jurisdiction or into another business form.

        Section 8.7    Severability.    If any terms or other provision of this Agreement shall be determined by a court, administrative agency or arbitrator to be invalid, illegal or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, this Agreement shall be construed as if not containing the particular invalid, illegal or unenforceable provision, and all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent permitted under applicable law.

        Section 8.8    Failure or Indulgence Not Waiver; Remedies Cumulative.    No failure or delay on the part of either Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        Section 8.9    Authority.    Each of the Parties represents to the other Party that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement and (d) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

        Section 8.10    Interpretation.    The headings contained in this Agreement and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated.

        Section 8.11    Conflicting Agreements.    None of the provisions of this Agreement are intended to supersede any provision in any Inter-Company Agreement or any other agreement with respect to the respective subject matters thereof. In the event of conflict between this Agreement and any Inter-Company Agreement or other agreement executed in connection herewith, the provisions of such other agreement shall prevail.

        Section 8.12    Third Party Beneficiaries.    None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including any creditor of any Person. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any Liability (or otherwise) against either Party hereto.

ARTICLE IX
DEFINITIONS

        Section 9.1    Defined Terms.    As used in this Agreement, the following terms shall have the meanings given to them in this Section 9.1, applicable both to the singular and the plural forms of the terms described:

        "Action" means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international governmental authority or any arbitration or mediation tribunal, other than any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation relating to Taxes.

        "Administrative Services Agreement" shall have the meaning set forth in Section 1.1(a) of this Agreement.

        "Advertising Sales Representation Agreement" shall have the meaning set forth in Section 1.1(d) of this Agreement.

        "Affiliate" of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

        "Agreement" shall mean this Master Transaction Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

        "Auditors" shall mean both the UOL Auditors and the CMC Auditors.

        "Blackout Period" shall have the meaning set forth in Section 4.4 of this Agreement.

        "Class A Common Stock" shall mean the Class A common stock, par value $0.0001 per share, of CMC.

        "Class B Applicable Stock" means at any time the (i) shares of Class B Common Stock owned by the UOL Group that are owned on the IPO Closing Date, plus (ii) shares of Class B Common Stock purchased by the UOL Group pursuant to Article VII of this Agreement, plus (iii) shares of Class B Common Stock that were issued to the UOL Group in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

        "Class B Common Stock" shall mean the Class B common stock, par value $0.0001 per share, of CMC.

        "CMC" shall have the meaning set forth in the preamble to this Agreement.

        "CMC Auditors" shall have the meaning set forth in Section 3.6(a)(i) of this Agreement.

        "CMC Balance Sheet" shall mean CMC's unaudited consolidated balance sheet for the most recently completed fiscal quarter as of the IPO Closing Date.

        "CMC Business" means the business of online social networking and online loyalty marketing presently conducted by CMC through its Subsidiaries, as more completely described in the IPO Registration Statement or, following the IPO Closing Date, such business that is then conducted by CMC and described in its periodic filings with the Commission.

        "CMC Capital Stock" means all classes or series of capital stock of CMC.

        "CMC Group" means the affiliated group (within the meaning of Section 1504(a) of the Code), or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which CMC will be the common parent corporation immediately after the Distribution, and any corporation or other entity which may become a member of such group from time to time.

        "CMC Indemnitees" means CMC, each member of the CMC Group and each of their respective directors, officers and employees.

        "CMC Liabilities" shall mean (without duplication) the following Liabilities:

            (i)  all Liabilities reflected in the CMC Balance Sheet;

           (ii)  all Liabilities of UOL or its Subsidiaries that arise after the date of the CMC Balance Sheet that would be reflected in a CMC balance sheet as of the date of such Liabilities, if such balance sheet was prepared using the same principles and accounting policies under which the CMC Balance Sheet was prepared;

          (iii)  all Liabilities that should have been reflected in the CMC Balance Sheet but are not reflected in the CMC Balance Sheet due to mistake or unintentional omission;

          (iv)  all Liabilities (other than Liabilities for Taxes, which are governed by the Tax Sharing Agreement), whether arising before, on or after the IPO Closing Date, that relate to, arise or result from:

            (A)  the operation of the CMC Business as conducted at any time prior to, on or after the IPO Closing Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person's authority)); or

            (B)  the operation of any business conducted by any member of the CMC Group at any time after the IPO Closing Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person's authority));

           (v)  all Liabilities that are expressly contemplated by this Agreement, or any other Inter-Company Agreement (or the Schedules hereto or thereto) as Liabilities to be assumed by CMC or any member of the CMC Group; and

          (vi)  Liabilities of any member of the CMC Group under this Agreement or any of the Inter-Company Agreements.

         (vii)  After the IPO Closing Date, UOL and CMC may receive invoices evidencing liabilities jointly incurred by or on behalf of both of them or their respective Affiliates. Accordingly, each of UOL and CMC agrees that such joint liabilities shall be divided among UOL, CMC and their respective Affiliates consistent with past practice and "CMC Liabilities" shall include the portion so allocated to CMC.

        "CMC Release" shall have the meaning set forth in Section 5.1(a) of this Agreement.

        "Code" means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the regulations promulgated thereunder.

        "Commission" shall have the meaning set forth in the preamble of this Agreement.

        "Common Stock" means the Class A Common Stock and Class B Common Stock.

        "Company Notice" shall have the meaning set forth in Section 4.2(a) of this Agreement.

        "Company Securities" shall have the meaning set forth in Section 4.2(b) of this Agreement.

        "Confidential Business Information" shall have the meaning set forth in Section 3.7(b)(iii) of this Agreement.

        "Confidential Information" shall have the meaning set forth in Section 3.7(b)(i) of this Agreement.

        "Confidential Operational Information" shall have the meaning set forth in Section 3.7(b)(ii) of this Agreement.

        "Contract" means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

        "Current Market Price" per share of Class A Common Stock on any date shall be the closing price or, in case no sale takes place on such day, the average of the closing bid and asked prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on Nasdaq or, if the shares of Class A Common Stock are not listed or admitted to trading on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading or, if the shares of Class A Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the shares of Class A Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the CMC Board of Directors. If on any such date no market maker is making a market in the Class A Common Stock, the fair value of such shares on such date as determined in good faith by the CMC Board of Directors shall be used.

        "Demand Registration" shall have the meaning set forth in Section 4.1(a) of this Agreement.

        "Dispute" has the meaning set forth in Section 3.12(a) of this Agreement.

        "Dispute Resolution Commencement Date" has the meaning set forth in Section 3.12(a) of this Agreement.

        "Distribution" means a distribution by UOL of Common Stock (and preferred stock, if any) of CMC or common stock (and preferred stock, if any) of a Person that is a successor to CMC, which distribution is to holders of common stock of UOL and is intended to qualify as a tax-free distribution under section 355 of the Internal Revenue Code of 1986, as amended, or any successor thereto.

        "Distribution Date" means the date on which a Distribution occurs.

        "Effective Date" means the date registration statement filed pursuant to ARTICLE IV hereof is declared effective by the Commission.

        "Employee Matters Agreement" shall have the meaning set forth in Section 1.1(c) of this Agreement.

        "Equity Purchase Right" has the meaning set forth in Section 6.1(a) of this Agreement.

        "Equity Purchase Notice" has the set forth in Section 7.2 of this Agreement.

        "Exchange Act" shall have the meaning set forth in Section 2.1(a) of this Agreement.

        "Final Determination" has the meaning set forth in the Tax Sharing Agreement.

        "GAAP" means accounting principles generally accepted in the United States of America.

        "Governmental Approvals" means any notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

        "Governmental Authority" shall mean any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

        "Holders" shall mean, collectively, UOL and its Affiliates (other than CMC) who from time to time own Registrable Securities, each of such entities separately is sometimes referred to herein as a "Holder."

        "Indemnifying Party" means any party which may be obligated to provide indemnification to an Indemnitee pursuant to Section 6.1 or Section 6.2 hereof or any other section of this Agreement or any Inter-Company Agreement.

        "Indemnitee" means any party which may be entitled to indemnification from an Indemnifying Party pursuant to Section 6.1 or Section 6.2 hereof or any other section of this Agreement or any Inter-Company Agreement.

        "Information" means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

        "Insurance Policies" means insurance policies pursuant to which a Person makes a true risk transfer to an insurer.

        "Insurance Proceeds" means those monies: (a) received by an insured from an insurance carrier; or (b) paid by an insurance carrier on behalf of the insured; or (c) from Insurance Policies.

        "Inter-Company Agreements" shall mean the Administrative Services Agreement, the Advertising Sales Representation Agreement, the Employee Matters Agreement, the Real Estate Agreement (Woodland Hills), the Real Estate Agreement (Renton), the Real Estate Agreement (San Francisco), the Tax Sharing Agreement and the Technology Services Agreement, each as may be amended from time to time, and any other documents and agreements delivered in connection with each of the foregoing.

        "IPO" shall have the meaning set forth in the preamble of this Agreement.

        "IPO Closing Date" shall have the meaning set forth Section 1.1 of this Agreement.

        "IPO Conditions" shall have the meaning set forth in Section 2.3 of this Agreement.

        "IPO Registration Statement" shall have the meaning set forth in the preamble of this Agreement.

        "Issuance Event" has the meaning set forth in Section 7.2 of this Agreement.

        "Issuance Event Date" has the meaning set forth in Section 7.2 of this Agreement.

        "Liabilities" means all debts, liabilities, guarantees, assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

        "Loss" and "Losses" mean any and all damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including, without limitation, the costs and expenses of any and all Actions and demands, assessments, judgments, settlements and compromises relating thereto and the costs and expenses of attorneys', accountants', consultants' and other professionals' fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder), including direct and consequential damages, but excluding punitive damages (other than punitive damages awarded to any third party against an indemnified party).

        "Managing Underwriters" when used in connection with an Underwritten Offering, shall mean the managing underwriter of such offering, or, in the case of a co-managed underwriting, the managing underwriters.

        "Nasdaq" shall have the meaning set forth in Section 2.1(d) of this Agreement.

        "Other Holders" shall have the meaning set forth in Section 4.2(c) of this Agreement.

        "Other Securities" shall have the meaning set forth in Section 4.2(a) of this Agreement.

        "Ownership Percentage" means, at any time, the fraction, expressed as a percentage and rounded up to the nearest thousandth of a percent, whose numerator is the number of shares of the Class B Applicable Stock and whose denominator is the aggregate number of outstanding shares of Voting Stock; provided that any shares of Voting Stock issued by CMC in violation of its obligations under Article VII of this Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage.

        "Party" or "Parties" shall have the meaning set forth in the preamble of this Agreement.

        "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

        "Privileges" shall have the meaning set forth in Section 3.7(a) of this Agreement.

        "Privileged Information" shall have the meaning set forth in Section 3.7(a) of this Agreement.

        "Promissory Notes" shall have the meaning set forth in Section 3.2 of this Agreement.

        "Real Estate Agreement (Woodland Hills)" shall have the meaning set forth in Section 1.1(f) of this Agreement.

        "Real Estate Agreement (Renton)" shall have the meaning set forth in Section 1.1(g) of this Agreement.

        "Real Estate Agreement (San Francisco)" shall have the meaning set forth in Section 1.1(h) of this Agreement.

        "Registrable Securities" means (i) the Class B Common Stock held by UOL immediately following the IPO Closing Date, (ii) any other securities issued or distributed to UOL in respect of the Class B Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise, (iii) any Class A Common Stock or other securities received by UOL into which or for which Class B Common Stock are converted or exchanged or are convertible or exchangeable, (iv) any other Class A Common Stock or Class B Common Stock acquired by UOL prior to the Distribution Date, and (v) any other successor securities received by UOL in respect of any of the forgoing (i) through (iv); provided that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant to Article IV, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any Class A Common Stock or Class B Common Stock or securities acquired in respect thereof thereafter acquired by such Holder, which shall also be deemed to be Registrable Securities for purposes of such registration. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale by UOL shall have been declared effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement, (x) they shall have been distributed to the public in accordance with Rule 144 or they may be sold or transferred by the Holder thereof without restriction pursuant to Rule 144(k), (y) they shall have been otherwise transferred by UOL to an entity or Person that is not an Affiliate of UOL, new certificates for them not bearing a legend restricting further transfer shall have been delivered by CMC and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (z) they shall have ceased to be outstanding.

        "Registration Expenses" shall have the meaning set forth Section 4.3 of this Agreement.

        "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

        "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Shared Contract" shall have the meaning set forth in Section 3.4 of this Agreement.

        "Software" shall mean all computer programs (whether in source code, object code, or other form), algorithms, databases, compilations and data, and technology supporting the foregoing, and all documentation, including flowcharts and other logic and design diagrams, technical, functional and other specifications, and user and training materials related to any of the foregoing.

        "Subsidiary" of any Person means a corporation, limited liability company, joint venture, partnership, trust, association or other entity in which such Person beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profits interest, in the case of a partnership.

        "Tax" and "Taxes" have the meaning set forth in the Tax Sharing Agreement.

        "Tax Sharing Agreement" shall have the meaning set forth in Section 1.1(b) of this Agreement.

        "Technology Services Agreement" shall have the meaning set forth in Section 1.1(e) of this Agreement.

        "Third Party Claim" has the meaning set forth in Section 6.8(a) of this Agreement.

        "Underwritten Offering" shall mean a registration in which securities of CMC are sold to one or more underwriters for reoffering to the public.

        "Underwriters" shall have the meaning set forth in Section 2.1(a) of this Agreement.

        "Underwriting Agreement" shall have the meaning set forth in Section 2.1(a) of this Agreement.

        "UOL" shall have the meaning set forth in the preamble to this Agreement.

        "UOL Auditors" shall have the meaning set forth in Section 3.6(a)(i) of this Agreement.

        "UOL Business" means any business that is then conducted by UOL and described in its periodic filings with the Commission, other than the CMC Business.

        "UOL Group" means the affiliated group (within the meaning of Section 1504(a) of the Code), or similar group of entities as defined under corresponding provisions of the laws of other jurisdictions, of which UOL is the common parent corporation, and any corporation or other entity which may be, may have been or may become a member of such group from time to time, but excluding any member of the CMC Group.

        "UOL Indemnitees" means UOL, each member of the UOL Group and each of their respective directors, officers and employees.

        "UOL Release" shall have the meaning set forth in Section 5.1(b) of this Agreement.

        "Voting Percentage" means, at any time, the fraction, expressed as a percentage and rounded up to the nearest thousandth of a percent, whose numerator is the aggregate number of votes entitled to be cast in the election of directors represented by the Class B Applicable Stock, and whose denominator is the aggregate number of votes entitled to be cast in the election of directors represented by the Voting Stock; provided that any shares of Voting Stock issued by CMC in violation of its obligations under Article VII of this Agreement shall not be deemed outstanding for the purpose of determining the Voting Percentage.

        "Voting Stock" means all classes of the then outstanding capital stock of CMC entitled to vote generally in the election of directors.

        "Wholly-Owned Subsidiary" means each Subsidiary in which CMC owns (directly or indirectly) all of the outstanding voting Stock, voting power, partnership interests or similar ownership interests, except for director's qualifying shares in nominal amount.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives.

UNITED ONLINE, INC.
By:

Name:
Title:
CLASSMATES MEDIA CORPORATION
By:

Name:
Title:

[Master Transaction Agreement]

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  Exhibit 10.1
MASTER TRANSACTION AGREEMENT